UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): May 10, 2004

KENNEDY-WILSON, INC.

(EXACT NAME OF REGISTRANT SPECIFIED IN CHARTER)

DELAWARE	000-20418	95-4364537
(STATE OF INCORPORATION)	(COMMISSION FILE NUMBER)	(IRS EMPLOYER IDENTIFICATION NO.)

9601 WILSHIRE BOULEVARD, SUITE 220

BEVERLY HILLS, CALIFORNIA 90210

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

(310) 887-6400

(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

Item 7.	Financial Statement, Pro Forma Financial Information and Exhibits.

(a)	Financial Statements of Business Acquired.

None.

(b)	Pro Forma Financial Information.

None.

(c)	Exhibits

99.1 Press Release, dated May 10, 2004

Item 12.	Disclosure of Results of Operations and Financial Condition.

On May 10, 2004, the Registrant issued a press release, a copy of which is attached hereto as Exhibit 99.1, announcing its results for the quarter ended March 31, 2004.

The information in this Form 8-K shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KENNEDY-WILSON, INC.

Date: May 11, 2004	By:	/s/ Freeman A. Lyle

	Name:	Freeman A. Lyle
	Title:	Executive Vice President, Chief Financial Officer and Secretary

3